Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Computed “expected” tax expense	$ 14,579	$ 13,761	$ 12,793
State income taxes, net of Federal income tax benefit	1,346	1,364	1,243
Tax exempt interest, net of interest expense exclusion	(415)	(401)	(266)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	399	370	312
Earnings on cash surrender value of life insurance	(292)	(283)	(298)
Expenses not deductible for tax purposes	43	40	35
Equity based compensation expense	16	35	13
Revaluation of federal deferred tax assets due to change in tax rates	3,603	0	0
Other	75	(45)	(70)
Total	$ 19,354	$ 14,841	$ 13,762